UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Seventh Amendment to Second Amended and Restated Credit Agreement

On April 15, 2013, Resolute Energy Corporation (“Resolute” or the “Company”) and certain of its subsidiaries, as guarantors, entered into a Seventh Amendment to Second Amended and Restated Credit Agreement (the “Seventh Amendment”), amending that certain Second Amended and Restated Credit Agreement, dated as of March 30, 2010, as amended by the First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) dated April 18, 2011, the Second Amendment to Second Amended and Restated Credit Agreement (“Second Amendment”) dated April 25, 2011, the Third Amendment to Second Amended and Restated Credit Agreement (“Third Amendment”) dated April 13, 2012, the Fourth Amendment to Second Amended and Restated Credit Agreement (“Fourth Amendment”) dated December 10, 2012, the Fifth Amendment to Second Amended and Restated Credit Agreement (“Fifth Amendment”) dated December 27, 2012, and the Sixth Amendment to Second Amended and Restated Credit Agreement (“Sixth Amendment”) dated March 22, 2013 (as amended, the “Credit Agreement”), with Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto.

The Seventh Amendment amended the leverage ratio covenant set forth in Section 9.01(b) of the Credit Agreement to adjust the maximum ratio to (a) 4.25:1.00 for the fiscal quarter ending December 31, 2012, (b) 4.85:1:00 for the fiscal quarter ending March 31, 2013, (c) 4.50:1.00 for all fiscal quarters ending June 30, 2013 through December 31, 2013, (d) 4.25:1.00 for the fiscal quarter ending March 31, 2014, and (e) 4.00:1.00 for all fiscal quarters ending June 30, 2014 and thereafter.

The foregoing summary of the Seventh Amendment is qualified in its entirety by reference to the copy of the Seventh Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference. Copies of the First Amendment, Second Amendment and Third Amendment are filed as Exhibits 10.1, 10.2 and 10.3 with the Company’s Current Report on Form 8-K filed April 16, 2012, the Fourth Amendment is filed as Exhibit 10.3 with the Company’s Current Report on Form 8-K filed December 11, 2012, the Fifth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed December 31, 2012, and the Sixth Amendment is filed as Exhibit 10.1 with the Company’s Current Report on Form 8-K filed March 25, 2013. The Second Amended and Restated Credit Agreement, dated as of March 30, 2010, is filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K filed on March 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of April 15, 2013, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2013

RESOLUTE ENERGY CORPORATION

By:	/s/ Michael N. Stefanoudakis
Michael N. Stefanoudakis
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of April 15, 2013, by and among Resolute Energy Corporation, as Borrower, certain subsidiaries of Resolute Energy Corporation, as Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

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